Exhibit 10.4

Supply Agreement

Contract No.: 20100724
Place of Signing:Jinjiang
Date: 7/25/2010
Buyer: Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd.
Seller: JinJiang Hongbao Shoe material trading Co., Ltd.

1. Name, Specification, Quantity, Price, Delivery Schedule and Quality of the Product
Item	Unit	Quantity	Price(RMB)	Amount(RMB)	Delivery Schedule
D-7 Microfiber	yard	10906	69.00	752514.00	-
Thick Lithi Microfiber	yard	1312	100.00	131200.00	-
Tilt Space	yard	12822	40.00	512880.00	-
R-8 Microfiber	yard	4289	68.00	291652.00	-
Thin Space	yard	8849	39.00	345111	-
Spot Water-proof Space	yard	7983	53.00	423099	-
R-8 Space	yard	12017	38.00	456646	-

2. Quality and Technical Standards, Period and Condition of Quality Guarantee:
Subject to the sample provided after the order is confirmed.

3. Method and Place of Delivery: Ansheng’s warehouse

4. Method, Destination and Cost of Transportation:
The Seller shall bear all the shipping cost.

5. Package Standard, Supply and Recovery of the Packing Material:
Subject to the order.

6. Standard and Method of Inspection and Acceptance, Period for Objection:
Subject to the sample and quality control manual supplied by the Seller.

7. Period and Method of Payment:
When requested by the Buyer, the Supplier shall deliver the products with the ordered quality and quantity to the place designated by the Buyer along with the necessary invoices and documents. The Buyer shall make the payment within 2 month after the delivery.

8. Breach of Contract:
If there is any damage or loss caused by a) delay of delivery; b) quality problem; and/or c) lack of quantity, the Supplier shall bear the liability.

9. Dispute Settlement:
By friendly consultations.

10. Miscellaneous

11. There are two counterparts of this Agreement. This Agreement shall take effect at the date hereof.

Buyer	Seller

/s/ JinJiang Hongbao Shoe material trading Co., Ltd.	/s/ Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd.
Company Name: JinJiang Hongbao Shoe material trading Co., Ltd.	Company Name: Fujian Jinjiang Chendai Ansheng Shoes&Clothing Co., Ltd.
Address: Pengtou, Chendai Town, Jinjiang	Address: Andou Industry Park
Legal Representative:	Legal Representative:
Agent:	Agent:
Tel: 0595-85185151	Tel:0595-85187788
Bank Name:	Bank Name:
Bank Account:	Bank Account:
Taxpayer Identification Number:	Taxpayer Identification Number: